Exhibit 99.2

Below is a transcript of the Video substantially in the form below:

At Kustom Entertainment we’re not just passionate about the music industry, our CEO and his family helps define it. Now, with that rich legacy of quality production and one-of-a-kind experiences, we are changing the world of live entertainment again.

Kustom Entertainment, we take you beyond the music.


SHIELD
Disinfectant · Sanitizer
Digital·Ally®

Additional Information and Where to Find It

In connection with the previously announced proposed transaction between Digital Ally Inc.'s ("Digital Ally") wholly-owned subsidiary, Kustom Entertainment, Inc. ("Kustom Entertainment") and Clover Leaf Capital Corp. ("Clover Leaf"), Clover Leaf intends to file a proxy statement and/or registration statement on Form S-4 (the "Proxy/Registration Statement") with the SEC (as defined herein), which will include a preliminary proxy statement to be distributed to holders of Clover Leaf's common stock in connection with Clover Leaf's solicitation of proxies for the vote by Clover Leaf's stockholders with respect to the transaction and other matters as described in the Proxy/Registration Statement, as well as, if applicable, a prospectus relating to the offer of the securities to be issued to Kustom Entertainment's stockholder in connection with the transaction. After the Proxy/Registration Statement has been approved by the SEC, Clover Leaf will mail a definitive proxy statement, when available, to its stockholders. **Before making any voting or investment decision, investors and security holders of Clover Leaf and other interested parties are urged to read the proxy statement and/or prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about the transaction and the parties to the transaction**. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the U.S. Securities and Exchange Commission (the "**SEC**") by Clover Leaf through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: 1450 Brickell Avenue, Suite 1420, Miami, FL 33131.

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, statements concerning Digital Ally's business, prospects, revenues and future plans, as well as Digital Ally's, Clover Leaf's and Kustom Entertainment's expectations with respect to the proposed Business Combination between Clover Leaf and Kustom Entertainment. Words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of Digital Ally's, Clover Leaf's and Kustom Entertainment's control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (1) Digital Ally's losses in recent years, and the substantial doubt about Digital Ally's ability to continue as a going concern; (2) economic and other risks for Digital Ally's business from the effects of the COVID-19 pandemic, including the impacts on Digital Ally's law-enforcement and commercial customers, suppliers and employees and on Digital Ally's ability to raise capital as required; (3) Digital Ally's ability to increase revenues, increase its margins and return to consistent profitability in the current economic and competitive environment; (4) Digital Ally's operation in developing markets and uncertainty as to market acceptance of its technology and new products; (5) the availability of funding from federal, state and local governments to facilitate the budgets of law enforcement agencies, including the timing, amount and restrictions on such funding; (6) Digital Ally's ability to maintain or expand its share of the market for its products in the domestic and international markets in which it competes, including increasing its international revenues; (7) Digital Ally's ability to produce its products in a cost-effective manner; (8) competition from larger, more established companies with far greater economic and human resources than Digital Ally; (9) the ability to attract and retain quality employees; (10) risks related to dealing with governmental entities as customers; (11) Digital Ally's expenditure of significant resources in anticipation of sales due to lengthy sales cycle and the potential to receive no revenue in return; (12) characterization of Digital Ally's market by new products and rapid technological change; (13) Digital Ally's dependence on sales of its EVO-HD, DVM-800, DVM-250 and FirstVU products; (14) defects in products that could impair Digital Ally's ability to sell its products or could result in litigation and other significant costs; (15) Digital Ally's dependence on a few manufacturers and suppliers for components of its products and its dependence on domestic and foreign manufacturers for certain of its products; (16) Digital Ally's ability to protect technology through patents and to protect its proprietary technology and information, such as trade secrets, through other similar means; (17) Digital Ally's ability to generate more recurring cloud and service revenues; (18) risks related to Digital Ally's license arrangements; (19) the fluctuation of Digital Ally's operation results from quarter to quarter; (20) the issuance or sale of substantial amounts of Digital Ally's common stock, or the perception that such sales may occur in the future, which may have a depressive effect on the market price of Digital Ally's securities; (21) potential dilution from the issuance of common stock underlying outstanding options and warrants; (22) Digital Ally's additional securities available for issuance, which, if issued, could adversely affect the rights of the holders of its common stock; (23) Digital Ally's ability to maintain the listing of its common stock on the Nasdaq Capital Market; and (24) risks related to the proposed Business Combination between Clover Leaf and Kustom Entertainment, including, but not limited to, the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Digital Ally's and Clover Leaf's securities, the risk that the transaction may not be completed by Clover Leaf's business combination deadline, even if extended by its stockholders, the risk of the potential failure to obtain an extension of the business combination deadline if sought by Clover Leaf, the risks of failure to satisfy the conditions to the consummation of the proposed Business Combination, including the adoption of the agreement and plan of merger ("Merger Agreement") and related transactions by the stockholders of Clover Leaf, and the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, and other risks and uncertainties indicated from time to time in the proxy statement and/or prospectus to be filed by Clover Leaf relating to the Business Combination. There may be additional risks that Digital Ally, Kustom Entertainment and, with respect to the proposed Business Combination, Clover Leaf, presently do not know or that Digital Ally, Kustom Entertainment and Clover Leaf currently believe are immaterial that could also cause results to differ from those contained in any forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digital Ally and Kustom Entertainment assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Participants in the Solicitation

Clover Leaf and Kustom Entertainment and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from the stockholders of Clover Leaf with respect to the transaction. Information about the directors and executive officers of Clover Leaf is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 14, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and/or prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Stockholders, potential investors and other interested persons should read the proxy statement and/or prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Digital Ally Companies
NASDAQ: DGLY

Digital·Ally®
VIDEO SOLUTIONS

DIGITAL ALLY®
HEALTHCARE

SHIELD™
Health Protection Products

KUSTOM ENTERTAINMENT™

KUSTOM 440™

TicketSmarter®

*(please reference Form 8-K filed June 2, 2023)

Two Focused, Independent Public Companies

Digital Ally Companies
NASDAQ: DGLY

Digital·Ally®
VIDEO SOLUTIONS

DIGITAL ALLY®
HEALTHCARE

SHIELD™
Health Protection Products

KUSTOM ENTERTAINMENT™

TicketSmarter®

KUSTOM 440™


Digital·Ally

- 2022 launch of market-moving body camera and docking technologies
- EVO product launch for the Commercial division in Q4 2022
- Deferred revenue continuing to grow from emphasis on subscription sales beginning in late 2020, with over 250 active subscription plans
- Broader product offering being developed, including updated in-car video systems, interview room solutions, expanded auto-activation technologies, body-worn camera offerings, amongst others
- Renewed market demand in situational security offering as sports and entertainment venues are “coming back” from COVID
- Similar renewed interest from International markets
- Re-structuring and growing size of sales organization
- Increased marketing emphasis on lead generation

DIGITAL ALLY® HEALTHCARE

- Nine-year-old company
- Provides revenue cycle management (RCM) services to the medical industry.
- Focused on making strategic, accretive acquisitions of privately held medical billing companies
- It’s made four acquisitions to date
- Fragmented market, ripe for consolidation and exploitation of our efficiencies
- Digital Ally Healthcare’s objective is to create recurring sources of revenue, expand its profit margins, achieve sustainable positive cash flow and fuel future growth.

SHIELD™
Health Protection Products

- Developing the post-pandemic market for Shield products
- Healthy funnel of large volume clients and prospects
- Applied for, and received, our own EPA number
- Increasingly controlling the product supply chain
- Increasing and improving sales team talent
- Increased marketing emphasis on partner brand alignments



Digital·Ally®
2021-09-16 15:41:21
POLICE
Digital Ally
Digital·Ally®
Digital Ally
Digital·Ally
EVO
Digital Ally
Digital·Ally

Quarter	New Contracts (#)
2020-Q3	5.00
2020-Q4	12.00
2021-Q1	13.00
2021-Q2	22.00
2021-Q3	23.00
2021-Q4	25.00
2022-Q1	25.00
2022-Q2	35.00
2022-Q3	40.00


New Contracts (#)
45
40
35
30
25
20
15
10
5
-
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1

Quarter	New Contracts ($)
2020-Q3	$ 132,074.04
2020-Q4	$ 630,230.92
2021-Q1	$ 936,906.70
2021-Q2	$ 980,565.73
2021-Q3	$ 916,295.75
2021-Q4	$ 1,453,674.98
2022-Q1	$ 1,110,173.60
2022-Q2	$ 2,184,345.52
2022-Q3	$ 1,711,106.62


New Contracts ($)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1



Deferred Revenue (Quarter over Quarter)
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
2020 Q1
2020 Q2
2020 Q3
2020 Q4
2021 Q1
2021 Q2
2021 Q3
2021 Q4
2022 Q1
2022 Q2
2022 Q3
2022 Q4
2023 Q1
2023 Q2 (F)
2023 Q3 (F)
2023 Q4 (F)

COMMERCIAL PRODUCT ROI – CASE STUDY

- CASE STUDY: 12-month study - March 24, 2022 (install date) to March 24, 2023.
- 132 complete in-car FLT-250 kits (2 camera units)
- 132 complete asset tracking units
- 60-month Subscription Plan

CA Frequency and Severity Summary
Policy Periods 4/24/18 – 4/24/23 as of 2/28/23



$0
$0
+$5,379
+$25,000
+$179,848
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,518,362
$331,625
$334,186
$558,771
$287,348
57
86
68
66
44
100
90
80
70
60
50
40
30
20
10
0
18 incidents since 11/30/22
04/24/18-19
04/24/19-20
04/24/20-21
04/24/21-22
04/24/22-23

- Represents +/- to total incurred since 11/30/2022



Collisions Events Captured
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Total
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Qtr3
Qtr4
Qtr1
2022
2023



Braking, Acceleration and Speeding Events
900
800
700
600
500
400
300
200
100
0
Braking/Acceleration
Speed
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Qtr3
Qtr4
Qtr1
2022
2023


KUSTOM
ENTERTAINMENT ™

TicketSmarter®

- Currently offers millions of tickets to live events across North America
- Primary ticketing solution with several teams, leagues, and venues, including Texas Motorplex, numerous Division 1 colleges, Professional Fighters League, and Spartan Racing, driving significant growth potential
- Proud to work alongside over 300 colleges and universities across the country
- Expected continued development of primary and secondary marketplace through professional and collegiate partnerships
- Approximately 1,000,000+ transactions expected in 2023
- Significant synergies (dozens of nationwide venues) with other DA subsidiaries

KUSTOM 440™

- Focused on utilizing existing corporate relationships to develop and produce events in metropolitan areas, such as Kansas City, Chicago, New York, Houston, San Antonio, Dallas, Fort Worth, Denver, and many others
- Aggressive Due Diligence on Event Financials
- Planning 6 – 10 concerts/festivals for FY2023 and over 20 for FY2024
- Concerts/festivals ranging from 6,000 – 18,000 in attendance
- Partnering with amphitheaters, sports venues, municipalities, and corporations throughout the country
- Successful May 2023 show in Kansas City, headlining Chris Young and Gabby Barrett, with many more to come in 2023


CHICAGO

WINDSOR

HOME RUN PATIO
MARGARITA
KANSAS CITY

UNIQUE SYNERGIES

- Digital Ally's legacy relationships with municipalities, sports venues, and corporations, paving the way for inroads for Kustom Entertainment throughout the country
- TicketSmarter already partners closely with over 300 universities, opening the door for strong opportunities for Video Solutions (campus/event security) and Kustom440 opportunities
- Growth Potential utilizing core Synergies
- Separate, focused Leadership Teams

KANSAS CITY, KS and MIAMI, FL, June 02, 2023 (GLOBE NEWSWIRE) --

Digital Ally, Inc. (NASDAQ: DGLY) ("Digital Ally") and Clover Leaf Capital Corp. (Nasdaq: CLOE) ("CLOE"), announced that Kustom Entertainment, Inc. and CLOE have entered into a merger agreement.

TRANSACTION HIGHLIGHTS

- Kustom Entertainment, Inc. is a wholly owned subsidiary of Digital Ally, Inc. and is comprised of TicketSmarter and Kustom 440, both currently wholly owned subsidiaries
- The transaction is expected to create a publicly traded entity focused on live event and concert production to accompany TicketSmarter's ability to offer primary and secondary ticketing options
- The transaction contemplates an equity value of $125 million for Kustom Entertainment, Inc.
- Combined company to have an implied initial pro forma equity value of approximately $222.2 million, with the proposed business combination expected to provide approximately $18.1 million in gross proceeds from the cash held in trust by Clover Leaf Capital Corp., assuming no redemptions and an $11.14 share price based on the value per redeemable share held in trust as of the date of this announcement

CAPITALIZATION AS OF MARCH 31, 2023

- 2,755,224 common shares outstanding
- 53,600 stock purchase options
- 39,126 common stock purchase warrants
- 200,000,000 common shares authorized


OFF
ON
Kustom
100
REVERB
VOLUME
REVERB
CH 1
CH 2
TREBLE
BASS
TREBLE
CH 1
CH 2
CH 3
CH 4
VOLUME
REVERB


SHIELD
Disinfectant·Sanitizer
Digital·Ally